UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2024

Farmers and Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55756	81-3605835
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

4510 Lower Beckleysville Road, Suite H, Hampstead, MD	21074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 374-1510

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	and (b) Voting Results.

At the annual meeting of stockholders of Farmers and Merchants Bancshares, Inc. (the “Company”) held on April 23, 2024, the stockholders voted on the four proposals set forth below. These proposals were submitted to a vote through the solicitation of proxies. The results of the votes are set forth below.

Proposal 1 – Election of four nominees to serve on the Company’s Board of Directors until the earlier of (a) the annual meeting of stockholders when his or her term expires and until his or her successor is duly elected and qualifies, (b) he or she is removed in accordance with the Amended and Restated Bylaws (the “Bylaws”), and (c) the time that he or she fails to qualify to serve as a director as provided in the Bylaws:

	Term Expires	For	Withheld	Broker Non-Votes
James R. Bosley, Jr.	2028	1,585,499	91,618	237,426
Ronald W. Hux	2028	1,583,072	94,045	237,426
Emily B. Miller	2028	1,476,545	200,572	237,426
Robert G. Pollokoff	2026	1,473,994	203,123	237,426

Proposal 2 – Adoption of a non-binding advisory resolution approving the compensation paid to the Company’s named executive officers in 2023 (the “Say-on-Pay Vote”):

For	Against	Abstain	Broker Non-Votes
1,368,787	224,196	84,134	237,426

Proposal 3 – Recommendation, by non-binding advisory vote, of the frequency of future Say-on-Pay Votes (every 1 year, every 2 years, or every 3 years):

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
400,231	1,116,350	73,559	86,977	237,426

Proposal 4 – Ratification of the Appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2024:

For	Against	Abstain	Broker Non-Votes
1,865,024	4,372	45,147	-

(d) Frequency of Future Say-on-Pay Votes.

After considering the voting results with respect to Proposal 3 discussed above, the Company’s Board of Directors has decided that future Say-on-Pay Votes will be held every 2 years, commencing with the 2026 annual meeting of stockholders and continuing thereafter until such time the Board of Directors determines otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS AND MERCHANTS BANCSHARES, INC.

Dated: April 24, 2024	By:	/s/ Gary A. Harris
Gary A. Harris
President & CEO